UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2014

Mandalay Digital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-10039	22-2267658
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2811 Cahuenga Blvd West Los Angeles, CA	90068
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (323) 472-5461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The Company has updated its website investor presentation to include the results from the quarter ended December 31, 2013.  A copy of the slides of the updated investor presentation are attached to this Current Report on Form 8-K as Exhibit 99.1. These slides will be posted on the “Investor Relations” area of the Company’s website at www.mandalaydigital.com.  From time to time, the Company may also use this presentation in conversations with investors and analysts.

The information in this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Investor Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: February 24, 2014	By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Investor Presentation Slides